UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

AUDENTES THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37833	46-1606174
(Commission File Number)	(IRS Employer Identification No.)

600 California Street, 17th Floor San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

(415) 818-1001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On May 1, 2019, Audentes Therapeutics, Inc. (the “Company”) issued a press release attached hereto as Exhibit 99.1 announcing new data from ASPIRO, the Phase 1/2 clinical trial of AT132 for the treatment of X-linked Myotubular Myopathy.  In addition, the Company plans to present the information in the presentation attached hereto as Exhibit 99.2 on May 1, 2019 at the 22nd Annual Meeting of the American Society of Gene and Cell Therapy in Washington D.C. during the plenary session, “Presidential Symposium & Presentation of the Top Abstracts,” scheduled to begin at 2:15 pm ET.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1

Press release titled “Audentes Therapeutics Presents New Positive Data from ASPIRO, the Phase 1/2 Clinical Trial of AT132 for X-linked Myotubular Myopathy, at 22nd Annual Meeting of the American Society of Gene and Cell Therapy”.

99.2	ASGCT Meeting Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDENTES THERAPEUTICS, INC.

By:	/s/ Thomas Soloway
Thomas Soloway
Chief Financial Officer

Date: May 1, 2019